Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Deep Buffer ETF – November

(the “Fund”)

Supplement to the Fund’s Prospectus and Summary Prospectus

Dated March 15, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, the Average Annual Total Return table in the section entitled “Annual Total Return” is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2023

	1 Year	Since Inception	Inception Date
Return Before Taxes	18.26%	5.87%	11/15/2019
Return After Taxes on Distributions	18.26%	5.87%
Return After Taxes on Distributions and Sale of Fund Shares	10.81%	4.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	12.67%

Please Keep this Supplement with your Fund Prospectus and
Summary Prospectus for Future Reference